Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Fourth Quarter and Fiscal 2016 Results
SAN JOSE, Calif.-February 28, 2017-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today its unaudited results for the fourth quarter and fiscal year ended December 31, 2016.
GAAP net revenue for the fourth quarter of 2016 was $113.1 million, compared with $101.4 million for the third quarter of 2016 and $86.6 million for the fourth quarter of 2015. GAAP net revenue for fiscal 2016 was $405.9 million, compared with $377.0 million for 2015.
Non-GAAP net revenue for the fourth quarter of 2016 was $113.8 million, compared with $101.7 million for the third quarter of 2016 and $86.6 million for the fourth quarter of 2015. Non-GAAP net revenue for fiscal 2016 was $408.3 million, compared with $377.0 million for 2015.
Bookings for the fourth quarter of 2016 were $116.9 million, compared with $97.3 million for the third quarter of 2016 and $101.0 million for the fourth quarter of 2015.
The GAAP net loss for the fourth quarter of 2016 was $(10.4) million, or $(0.13) per diluted share, compared with a GAAP net loss for the third quarter of 2016 of $(16.0) million, or $(0.21) per diluted share, and a GAAP net loss for the fourth quarter of 2015 of $(7.2) million, or $(0.08) per diluted share. The GAAP net loss for fiscal 2016 was $(72.3) million, or $(0.93) per diluted share, compared to a GAAP net loss of $(15.7) million, or $(0.18) per diluted share, for 2015.
Non-GAAP net income for the fourth quarter of 2016 was $6.7 million, or $0.08 per diluted share, compared with a non-GAAP net loss for the third quarter of 2016 of $(1.1) million, or $(0.01) per diluted share, and non-GAAP net income for the fourth quarter of 2015 of $0.6 million, or $0.01 per diluted share. The Non-GAAP net loss for fiscal 2016 was $(2.8) million, or $(0.04) per diluted share, compared with non-GAAP net income of $9.1 million, or $0.10 per diluted share, for 2015. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” provided below.
Total cash, cash equivalents and short-term investments were $62.6 million at the end of the fourth quarter of 2016, up $9.9 million from $52.7 million as of the end of the prior quarter. In the fourth quarter of 2016, the Company generated approximately $13.4 million of cash from operations.
“In 2016, we made significant progress with our Video operating segment as we continued our transition to software based products and services and completed the integration of Thomson Video Networks,” said Patrick Harshman, CEO of Harmonic Inc. “We are targeting year-over-year revenue growth and double digit operating profit in 2017 for our Video business. For our Cable Edge operating segment, we look forward to a planned major roll-out of our new CableOS products and services in the second half of 2017 and the resultant operating profit.”
Fourth Quarter 2016 Highlights

•	Near record backlog and deferred revenue of $188.4 million

•	Record video segment revenue and operating margin driven by continued momentum in our software transition, aided by order timing

•	VOS software-as-a-service (SaaS) win with a leading North American media company

•	Global demand for our legacy EdgeQAM technology continued to decline and consequently the Cable Edge segment experienced its lowest revenue quarter on record

•	Declared general commercial availability for CableOS, the industry’s first software-based CMTS core

•	First CableOS revenue shipments into live commercial deployments with a tier 1 service provider in Europe

•	Expanded CableOS field trial activity and pipeline

•	Completed the integration of Thomson Video Networks, realized annualized cost savings above our $20 million target

Business Outlook
First Quarter 2017 GAAP Financial Guidance
For the first quarter of 2017, Harmonic anticipates:

•	Net revenue to be $86.5 million to $94.5 million, which includes Video revenue of $79.8 million to $85.8 million and Cable Edge revenue of $6.7 million to $8.7 million

•	Gross margin to be 49.0% to 50.0%

•	Operating expense to be $58.7 million to $59.7 million

•	Operating loss to be $(16.0) million to $(12.0) million

•	EPS to be $(0.24) to $(0.19)

•	Tax expense to be approximately $0.5 million

•	Share count for EPS calculation to be approximately 80 million shares of Harmonic common stock

•	Cash and short-term investments at quarter-end to be $60 million to $65 million

First Quarter 2017 Non-GAAP Financial Guidance
For the first quarter of 2017, Harmonic anticipates:

•	Net revenue to be $87.0 million to $95.0 million, which includes Video revenue of $80.0 million to $86.0 million and Cable Edge revenue of $7.0 million to $9.0 million

•	Gross margin to be 53.0% to 54.0%

•	Operating expense to be $52.0 million to $53.0 million

•	Operating loss to be $(6.0) million to $(2.0) million

•	EPS to be $(0.08) to $(0.04)

•	Tax rate to be approximately 15%

•	Share count for EPS calculation to be approximately 81 million shares of Harmonic common stock

•	Cash and short-term investments at quarter-end to be $60 million to $65 million

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Tuesday, February 28, 2017. A listen-only broadcast of the conference call can be accessed either from the Company's website at www.harmonicinc.com or by calling +1.574.990.1032 or +1.800.240.9147 (passcode 64276801). A replay of the conference call will be available after 4:30 p.m. Pacific at the same website address or by calling +1.404.537.3406 or +1.855.859.2056 (passcode 64276801).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. The Company's production-ready innovation enables content and service providers to efficiently create, prepare, and deliver differentiated services for television and new media video platforms. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the fourth quarter and fiscal year ended December 31, 2016; GAAP net revenue, GAAP gross margins, GAAP operating expenses, GAAP operating income (loss), GAAP tax expense, GAAP EPS, non-GAAP revenue, non-GAAP gross margins, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP EPS, and Non-GAAP tax rate for the first quarter of 2017, share count, as well as cash and short-term investments at the end of the first quarter of 2017. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: anticipated business opportunities and operational efficiencies for the combined company do not fully materialize; the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; a strong U.S. dollar may have a negative impact on our business in certain international markets; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations, including in Ukraine; risks associated with our CableOS™ and VOS™ product initiatives; dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of fluctuations in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; and risks associated with our outstanding convertible notes. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2015, our recent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are: revenue, gross profit, operating expenses, income (loss) from operations, total non-operating income (expense), net and net income (loss), tax rate, and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The types of non-GAAP adjustments described below have historically been excluded from our GAAP financial measures: acquisition accounting impacts to TVN deferred revenue and TVN inventory valuation; TVN acquisition-and integration-related costs; Cable Edge inventory charge in connection with certain product lines; restructuring and related charges; and non-cash items, such as warrant amortization, impairment of long-term investment, stock-based compensation expense, amortization of intangibles and non-cash interest expenses related to convertible debt and adjustments that normalize the tax rate.
CONTACTS:

Harold Covert	Blair King
Chief Financial Officer	Investor Relations
Harmonic Inc.	+1.408.490.6172
+1.408.542.2500

Harmonic Inc.
Preliminary Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	December 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$55,635	$126,190
Short-term investments	6,923	26,604
Accounts receivable	86,765	69,515
Inventories	41,193	38,819
Prepaid expenses and other current assets	26,319	25,003
Total current assets	216,835	286,131
Property and equipment, net	32,164	27,012
Goodwill	237,279	197,781
Intangibles, net	29,231	4,097
Other long-term assets	38,560	9,936
Total assets	$554,069	$524,957

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Other debts and capital lease obligations, current	$7,275	$—
Accounts payable	28,892	19,364
Income taxes payable	1,166	307
Deferred revenues	52,414	33,856
Accrued and other current liabilities	55,150	31,354
Total current liabilities	144,897	84,881
Convertible notes, long-term	103,259	98,295
Other debts and capital lease obligations, long-term	13,915	—
Income taxes payable, long-term	2,926	3,886
Other non-current liabilities	18,431	9,727
Total liabilities	283,428	196,789

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 78,456 and 76,015 shares issued and outstanding at December 31, 2016 and 2015, respectively	78	76
Additional paid-in capital	2,254,055	2,236,418
Accumulated deficit	(1,976,222)	(1,903,908)
Accumulated other comprehensive loss	(7,270)	(4,418)
Total stockholders’ equity	270,641	328,168
Total liabilities and stockholders’ equity	$554,069	$524,957

Harmonic Inc.
Preliminary Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three months ended		Year ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Revenue:
Product	$79,918	$61,711	$285,260	$276,876
Service	33,184	24,892	120,651	100,151
Total net revenue	113,102	86,603	405,911	377,027
Cost of revenue:
Product	40,016	26,967	145,714	121,988
Service	15,393	12,568	59,447	52,327
Total cost of revenue	55,409	39,535	205,161	174,315
Total gross profit	57,693	47,068	200,750	202,712
Operating expenses:
Research and development	24,129	21,721	98,401	87,545
Selling, general and administrative	38,883	29,517	144,381	120,960
Amortization of intangibles	796	1,445	10,402	5,783
Restructuring and related charges	10,114	746	14,602	1,372
Total operating expenses	73,922	53,429	267,786	215,660
Loss from operations	(16,229)	(6,361)	(67,036)	(12,948)
Interest and other expense, net	(2,822)	(435)	(10,628)	(333)
Other income (expense), net	(26)	17	(31)	(282)
Loss on impairment of long-term investment	—	—	(2,735)	(2,505)
Loss before income taxes	(19,077)	(6,779)	(80,430)	(16,068)
Provision for (benefit from) income taxes	(8,634)	420	(8,116)	(407)
Net loss	$(10,443)	$(7,199)	$(72,314)	$(15,661)
Net loss per share:
Basic and diluted	$(0.13)	$(0.08)	$(0.93)	$(0.18)
Shares used in per share calculations:
Basic and diluted	78,389	84,932	77,705	87,514

Harmonic Inc.
Preliminary Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Year ended
	December 31, 2016	December 31, 2015
Cash flows from operating activities:
Net loss	$(72,314)	$(15,661)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of intangibles	14,836	6,502
Depreciation	18,819	13,241
Stock-based compensation	13,060	15,582
Amortization of discount on convertible debt	4,964	216
Provision for non-cash warrant	434	—
Restructuring, asset impairment and (gain) loss on retirement of fixed assets	2,305	641
Loss on impairment of long-term investment	2,735	2,505
Gain on pension curtailment	(1,955)	—
Deferred income taxes, net	(10,085)	(512)
Provision for doubtful accounts, returns and discounts	2,589	2,034
Provision for excess and obsolete inventories	6,871	1,585
Other non-cash adjustments, net	408	—
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable	(2,563)	2,595
Inventories	(4,107)	(5,954)
Prepaid expenses and other assets	(1,892)	(8,206)
Accounts payable	5,793	4,683
Deferred revenues	18,106	(4,541)
Income taxes payable	(133)	(1,637)
Accrued and other liabilities	2,567	(6,722)
Net cash provided by operating activities	438	6,351
Cash flows from investing activities:
Acquisition of business, net of cash acquired	(75,669)	—
Purchases of investments	—	(25,261)
Proceeds from maturities of investments	19,707	30,379
Purchases of property and equipment	(15,107)	(14,356)
Purchases of long-term investments	—	(85)
Restricted cash	591	(1,091)
Net cash used in investing activities	(70,478)	(10,414)
Cash flows from financing activities:
Proceeds from convertible debt	—	128,250
Payment of convertible debt issuance cost	(582)	(3,527)
Proceeds from other debts and capital leases	5,968	—
Repayment of other debts and capital leases	(8,338)	—
Proceeds from common stock issued to employees	4,444	9,222
Payment of tax withholding obligations related to net share settlements of restricted stock units	(1,644)	(3,549)
Payments for repurchases of common stock	—	(72,863)
Net cash (used in) provided by financing activities	(152)	57,533
Effect of exchange rate changes on cash and cash equivalents	(363)	(312)
Net (decrease) increase in cash and cash equivalents	(70,555)	53,158
Cash and cash equivalents at beginning of period	126,190	73,032
Cash and cash equivalents at end of period	$55,635	$126,190

Harmonic Inc.
Revenue Information
(Unaudited, in thousands, except percentages)

	Three months ended
	December 31, 2016				September 30, 2016				December 31, 2015
	GAAP	Adjustment(1)	Non-GAAP		GAAP	Adjustment(1)	Non-GAAP		GAAP and Non-GAAP(2)
Product
Video Products	$75,151	$—	$75,151	67%	$63,288	$—	$63,288	62%	$50,293	58%
Cable Edge	4,767	295	5,062	4%	6,997	—	6,997	7%	11,418	13%
Services and Support	33,184	378	33,562	29%	31,121	325	31,446	31%	24,892	29%
Total	$113,102	$673	$113,775	100%	$101,406	$325	$101,731	100%	$86,603	100%

Geography
Americas	$52,736	$474	$53,210	47%	$47,856	$166	$48,022	47%	$46,782	54%
EMEA	41,036	77	41,113	36%	32,405	106	32,511	32%	21,120	24%
APAC	19,330	122	19,452	17%	21,145	53	21,198	21%	18,701	22%
Total	$113,102	$673	$113,775	100%	$101,406	$325	$101,731	100%	$86,603	100%

Market
Service Provider	$69,426	$568	$69,994	62%	$53,459	$97	$53,556	53%	$52,057	60%
Broadcast and Media	43,676	105	43,781	38%	47,947	228	48,175	47%	34,546	40%
Total	$113,102	$673	$113,775	100%	$101,406	$325	$101,731	100%	$86,603	100%

	Twelve months ended
	December 31, 2016				December 31, 2015
	GAAP	Adjustment(1)	Non-GAAP		GAAP and Non-GAAP(2)
Product
Video Products	$244,313	$560	$244,873	60%	$203,732	54%
Cable Edge	40,947	295	41,242	10%	73,144	19%
Services and Support	120,651	1,546	122,197	30%	100,151	27%
Total	$405,911	$2,401	$408,312	100%	$377,027	100%

Geography
Americas	$207,249	$864	$208,113	51%	$212,568	56%
EMEA	126,752	1,051	127,803	31%	92,422	25%
APAC	71,910	486	72,396	18%	72,037	19%
Total	$405,911	$2,401	$408,312	100%	$377,027	100%

Market
Service Provider	$239,888	$1,143	$241,031	59%	$230,523	61%
Broadcast and Media	166,023	1,258	167,281	41%	146,504	39%
Total	$405,911	$2,401	$408,312	100%	$377,027	100%

(1) Non-GAAP revenue for the three months ended December 31, 2016 and September 30, 2016, and for the twelve months ended December 31, 2016 include $0.2 million, $0.3 million and $2.0 million adjustments relating to TVN deferred revenue as a result of acquisition accounting, respectively. Non-GAAP revenue for the three and twelve months ended December 31, 2016 also includes $0.4 million adjustment related to the amortization of Comcast warrant.

(2) There is no revenue adjustment for the three and twelve months ended December 31, 2015.

Harmonic Inc.
Segment Revenue and Operating Income (Loss)
(Unaudited, in thousands)

	Three months ended
	December 31, 2016			September 30, 2016			December 31, 2015
	GAAP	Adjustments(1)	Non-GAAP	GAAP	Adjustments(1)	Non-GAAP	GAAP	Adjustments(1)	Non-GAAP
Net revenue:
Video	$104,540	$239	$104,779	$91,353	$325	$91,678	$72,401	$—	$72,401
Cable Edge	8,562	434	8,996	10,053	—	10,053	14,202	—	14,202
Total consolidated net revenue	$113,102	$673	$113,775	$101,406	$325	$101,731	$86,603	$—	$86,603

Operating income (loss):
Video	$13,906	$239	$14,145	$4,886	$325	$5,211	$5,143	$—	$5,143
Cable Edge	(5,013)	434	(4,579)	(4,767)	—	(4,767)	(4,181)	—	(4,181)
Total segment operating income (loss)	8,893	673	9,566	119	325	444	962	—	962
Unallocated corporate expenses	(18,479)	18,479	—	(4,983)	4,983	—	(2,055)	2,055	—
Stock-based compensation	(4,518)	4,518	—	(2,680)	2,680	—	(3,737)	3,737	—
Amortization of intangibles	(2,125)	2,125	—	(4,389)	4,389	—	(1,531)	1,531	—
Income (loss) from operations	(16,229)	25,795	9,566	(11,933)	12,377	444	(6,361)	7,323	962
Non-operating (expense) income, net	(2,848)	1,197	(1,651)	(4,321)	2,609	(1,712)	(418)	184	(234)
Income (loss) before income taxes	$(19,077)	$26,992	$7,915	$(16,254)	$14,986	$(1,268)	$(6,779)	$7,507	$728

	Twelve months ended
	December 31, 2016			December 31, 2015
	GAAP	Adjustments(1)	Non-GAAP	GAAP	Adjustments(1)	Non-GAAP
Net revenue:
Video	$351,489	$1,967	$353,456	$291,779	$—	$291,779
Cable Edge	54,422	434	54,856	85,248	—	85,248
Total consolidated net revenue	$405,911	$2,401	$408,312	$377,027	$—	$377,027

Operating income (loss):
Video	$11,963	$2,156	$14,119	$13,529	$—	$13,529
Cable Edge	(12,131)	434	(11,697)	(1,599)	—	(1,599)
Total segment operating income (loss)	(168)	2,590	2,422	11,930	—	11,930
Unallocated corporate expenses	(38,972)	38,972	—	(2,794)	2,794	—
Stock-based compensation	(13,060)	13,060	—	(15,582)	15,582	—
Amortization of intangibles	(14,836)	14,836	—	(6,502)	6,502	—
Income (loss) from operations	(67,036)	69,458	2,422	(12,948)	24,878	11,930
Non-operating (expense) income, net	(13,394)	7,702	(5,692)	(3,120)	2,689	(431)
Income (loss) before income taxes	$(80,430)	$77,160	$(3,270)	$(16,068)	$27,567	$11,499

(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three months ended
	December 31, 2016
	Revenue	Gross Profit	Total Operating Expense	Income (loss) from Operations	Total Non-operating expense, net	Net Income(Loss)
GAAP	$113,102	$57,693	$73,922	$(16,229)	$(2,848)	$(10,443)
Cable Edge inventory charge	—	(327)	—	(327)	—	(327)
Acquisition accounting impact related to TVN deferred revenue	239	239	—	239	—	239
Accounting impact related to warrant amortization	434	434	—	434	—	434
Stock-based compensation in cost of revenue	—	543	—	543	—	543
Stock-based compensation in research and development	—	—	(1,130)	1,130	—	1,130
Stock-based compensation in selling, general and administrative	—	—	(2,845)	2,845	—	2,845
Amortization of intangibles	—	1,328	(797)	2,125	—	2,125
Restructuring and related charges	—	3,975	(11,519)	15,494	—	15,494
Gain on pension curtailment	—	(551)	1,404	(1,955)	—	(1,955)
TVN acquisition-and integration-related costs	—	439	(4,828)	5,267	(98)	5,169
Non-cash interest expenses related to convertible notes	—	—	—	—	1,295	1,295
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(9,821)
Total adjustments	673	6,080	(19,715)	25,795	1,197	17,171

Non-GAAP	$113,775	$63,773	$54,207	$9,566	$(1,651)	$6,728
As a % of revenue (GAAP)		51.0%	65.4%	(14.3)%	(2.5)%	(9.2)%
As a % of revenue (Non-GAAP)		56.1%	47.6%	8.4%	(1.5)%	5.9%
Diluted income (loss) per share:
Diluted net loss per share-GAAP						$(0.13)
Diluted net income per share-Non-GAAP						$0.08
Shares used to compute net income (loss) per share:
GAAP						78,389
Non-GAAP						80,112

	Three months ended
	September 30, 2016
	Revenue	Gross Profit	Total Operating Expense	Income (loss) from Operations	Total Non-operating expense, net	Net loss
GAAP	$101,406	$51,363	$63,296	$(11,933)	$(4,321)	$(16,012)
Cable Edge inventory charge	—	(159)	—	(159)	—	(159)
Acquisition accounting impact related to TVN deferred revenue	325	325	—	325	—	325
Stock-based compensation in cost of revenue	—	360	—	360	—	360
Stock-based compensation in research and development	—	—	(771)	771	—	771
Stock-based compensation in selling, general and administrative	—	—	(1,549)	1,549	—	1,549
Amortization of intangibles	—	1,380	(3,009)	4,389	—	4,389
Restructuring and related charges	—	(1)	27	(28)	—	(28)
TVN acquisition-and integration-related costs	—	119	(5,051)	5,170	98	5,268
Loss on impairment of long-term investment	—	—	—	—	1,259	1,259
Non-cash interest expenses related to convertible notes	—	—	—	—	1,252	1,252
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(52)
Total adjustments	325	2,024	(10,353)	12,377	2,609	14,934

Non-GAAP	$101,731	$53,387	$52,943	$444	$(1,712)	$(1,078)
As a % of revenue (GAAP)		50.7%	62.4%	(11.8)%	(4.3)%	(15.8)%
As a % of revenue (non-GAAP)		52.5%	52.0%	0.4%	(1.7)%	(1.1)%
Diluted loss per share:
Diluted net loss per share-GAAP						$(0.21)
Diluted net loss per share-Non-GAAP						$(0.01)
Shares used to compute diluted loss per share:
GAAP and Non-GAAP						78,092

	Three months ended
	December 31, 2015
	Revenue	Gross Profit	Total Operating Expense	Income (loss) from Operations	Total Non-operating expense, net	Net Income (loss)
GAAP	$86,603	$47,068	$53,429	$(6,361)	$(418)	$(7,199)
Stock-based compensation in cost of revenue	—	479	—	479	—	479
Stock-based compensation in research and development	—	—	(1,186)	1,186	—	1,186
Stock-based compensation in selling, general and administrative	—	—	(2,072)	2,072	—	2,072
Amortization of intangibles	—	86	(1,445)	1,531	—	1,531
Restructuring and related charges	—	—	(746)	746	—	746
Loss on impairment of long-term investment	—	—	—	—	—	—
TVN acquisition costs	—	—	(1,309)	1,309	—	1,309
Non-cash interest expenses related to convertible note	—	—	—	—	184	184
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	266
Total adjustments	—	565	(6,758)	7,323	184	7,773

Non-GAAP	$86,603	$47,633	$46,671	$962	$(234)	$574
As a % of revenue (GAAP)		54.3%	61.7%	(7.3)%	(0.5)%	(8.3)%
As a % of revenue (Non-GAAP)		55.0%	53.9%	1.1%	(0.3)%	0.7%
Diluted income (loss) per share:
Diluted net loss per share-GAAP						$(0.08)
Diluted net income per share-Non-GAAP						$0.01
Shares used to compute diluted income (loss) per share:
GAAP						84,932
Non-GAAP						85,629

	Year ended
	December 31, 2016
	Revenue	Gross Profit	Total Operating Expense	Income (loss) from Operations	Total Non-operating expense, net	Net loss
GAAP	$405,911	$200,750	$267,786	$(67,036)	$(13,394)	$(72,314)
Cable Edge inventory charge	—	4,033	—	4,033	—	4,033
Acquisition accounting impact related to TVN deferred revenue	1,967	1,967	—	1,967	—	1,967
Accounting impact related to warrant amortization	434	434	—	434	—	434
Acquisition accounting impacts related to TVN fair value of inventory	—	189	—	189	—	189
Stock-based compensation in cost of revenue	—	1,554	—	1,554	—	1,554
Stock-based compensation in research and development	—	—	(3,711)	3,711	—	3,711
Stock-based compensation in selling, general and administrative	—	—	(7,795)	7,795	—	7,795
Amortization of intangibles	—	4,433	(10,403)	14,836	—	14,836
Restructuring and related charges	—	3,951	(16,007)	19,958	—	19,958
Gain on pension curtailment	—	(551)	1,404	(1,955)	—	(1,955)
TVN acquisition-and integration-related costs	—	1,049	(15,887)	16,936	—	16,936
Loss on impairment of long-term investment	—	—	—	—	2,735	2,735
Non-cash interest expenses related to convertible notes	—	—	—	—	4,967	4,967
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(7,624)
Total adjustments	2,401	17,059	(52,399)	69,458	7,702	69,536

Non-GAAP	$408,312	$217,809	$215,387	$2,422	$(5,692)	$(2,778)
As a % of revenue (GAAP)		49.5%	66.0%	(16.5)%	(3.3)%	(17.8)%
As a % of revenue (Non-GAAP)		53.3%	52.8%	0.6%	(1.4)%	(0.7)%
Diluted loss per share:
Diluted net loss per share-GAAP						$(0.93)
Diluted net loss per share-Non-GAAP						$(0.04)
Shares used to compute diluted loss per share:

GAAP and Non-GAAP						77,705

	Year ended
	December 31, 2015
	Revenue	Gross Profit	Total Operating Expense	Income (loss) from Operations	Total Non-operating expense, net	Net Income (loss)
GAAP	$377,027	$202,712	$215,660	$(12,948)	$(3,120)	$(15,661)
Stock-based compensation in cost of revenue	—	1,862	—	1,862	—	1,862
Stock-based compensation in research and development	—	—	(4,435)	4,435	—	4,435
Stock-based compensation in selling, general and administrative	—	—	(9,285)	9,285	—	9,285
Amortization of intangibles	—	719	(5,783)	6,502	—	6,502
Restructuring and related charges	—	113	(1,372)	1,485	—	1,485
Loss on impairment of long-term investment	—	—	—	—	2,505	2,505
TVN acquisition costs	—	—	(1,309)	1,309	—	1,309
Non-cash interest expenses related to convertible note	—	—	—	—	184	184
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(2,823)
Total adjustments	—	2,694	(22,184)	24,878	2,689	24,744

Non-GAAP	$377,027	$205,406	$193,476	$11,930	$(431)	$9,083
As a % of revenue (GAAP)		53.8%	57.2%	(3.4)%	(0.8)%	(4.2)%
As a % of revenue (Non-GAAP)		54.5%	51.3%	3.2%	(0.1)%	2.4%

Diluted income (loss) per share:
Diluted net loss per share-GAAP						$(0.18)
Diluted net income per share-Non-GAAP						$0.10
Shares used to compute diluted income (loss) per share:
GAAP						87,514
Non-GAAP						88,476

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Business Outlook
(In millions, except percentages and per share data)

	Q1-2017 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating expense, net	Net Loss
GAAP	$86.5 to $94.5	$42.7 to $47.7	$58.7 to $59.7	$(16.0) to $(12.0)	$(2.7)	$(19.1) to $(15.6)
Acquisition accounting impact related to TVN deferred revenue	0.2	0.2	—	0.2	—	0.2
Accounting impact related to warrant amortization	0.3	0.3	—	0.3	—	0.3
Stock-based compensation expense	—	0.5	(3.6)	4.1	—	4.1
Amortization of intangibles	—	1.3	(0.8)	2.1	—	2.1
Restructuring and related charges and TVN integration costs	—	1.0	(2.3)	3.3	—	3.3
Non-cash interest expense related to convertible notes	—	—	—	—	1.3	1.3
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1.3
Total adjustments	0.5	3.3	(6.7)	10.0	1.3	12.6

Non-GAAP	$87.0 to $95.0	$46.0 to $51.0	$52.0 to $53.0	$(6.0) to $(2.0)	$(1.4)	$(6.5) to $(3.0)
As a % of revenue (GAAP)		49% to 50%	63% to 68%	(18)% to (14)%	(3%)	(22)% to (16)%
As a % of revenue (Non-GAAP)		53% to 54%	56% to 60%	(6)% to (3)%	(1%)	(7)% to (3)%
Diluted income (loss) per share:
Diluted net loss per share-GAAP						$(0.24) to $(0.19)
Diluted net loss per share-Non-GAAP						$(0.08) to $(0.04)
Shares used to compute diluted income (loss) per share:
GAAP						80.0
Non-GAAP						81.0